UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 22, 2021

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-998-2440 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

On September 22, 2021, Bright Mountain Media, Inc. (the “Company”) entered into a Share Issuance Settlement with Spartan Capital Securities, LLC (“Spartan”). Under the terms of the Agreement, the Company agreed to issue a total of 10,398,700 of its common stock (the “Shares”) to seventy-five accredited investors who participated in the Company’s Private Placement Offering, which began in November 2019 and was completed in August 2020 (the “Private Placement”).

As previously disclosed, under the terms of Private Placement, if the Company did not file a listing application of its common stock on the NYSE American Exchange within an agreed time period after the Company had received at least $1,500,000 of net proceeds, contemplated by the Placement Agent Agreement (the “Listing Application Deadline”) and obtained listing approval from the NYSE American within a 120 days from the Listing Application Deadline the Company would issue to each Investor in such Offering an additional share of common stock provided that if the Listing was not obtained by Listing Approval Deadline, the Listing Approval Deadline would be extended for so long and to the extent that the Company could demonstrate to Spartan’s reasonable satisfaction that it has used and continuing to use good faith efforts to obtain Listing Approval.

In order to avoid protracted and expensive litigations as to whether the Company was obligated to issue the Shares to the private placement investors, and without admitting or denying that the Company had any such obligation, the Company has agreed to issue the Shares to the private placement investors as set forth above.

The Shares to be issued are being issued pursuant to an exemption from registration under Section 4(a)(2) of The Securities Act of 1933.

A copy of the Shares Issuance Agreement dated September 22, 2021 between the Company and Spartan is attached as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

No.	Exhibit Description

10.1	Share Issuance Agreement between Spartan Capital Securities, LLC and the Company dated September 22, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2021	Bright Mountain Media, Inc.

	By:	/s/ Edward A. Cabanas
Edward A. Cabanas, Chief Financial Officer

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